Exhibit 10.2

BETA BIONICS, INC.

AMENDED AND RESTATED

2016 STOCK INCENTIVE PLAN

Adopted by the Board of Directors: August 30, 2024

Approved by the Stockholders: August 30, 2024

1. Purposes of the Plan. The purposes of this Stock Incentive Plan of Beta Bionics, Inc., a Delaware corporation (the “Company”) are to attract and retain the best available personnel; to provide additional incentive to Employees, Directors, and Consultants; and to promote the success of the Company’s business.

2. Definitions. As used herein, the following definitions shall apply:

2.1 “Administrator” means the Board of Directors or any committee appointed by the Board to administer the Plan.

2.2 “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal and state securities laws, the corporate laws of Delaware, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents of that jurisdiction.

2.3 “Award” means the grant of an Option, Restricted Stock, or other right or benefit under the Plan.

2.4 “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” shall have the same meaning as such term is expressly defined in the then-effective written agreement between the Grantee and the Company or a Related Entity with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service (unless a different definition is specified in the Award Agreement). In the absence of such a then-effective written agreement or definition, “Cause” shall mean that such termination is based on, in the determination of the Administrator, the Grantee’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or Grantee’s employer; (ii) performance of any act or failure to perform any act in bad faith and to the material detriment of the Company or Grantee’s employer; (iii) dishonesty, intentional misconduct, or material breach of any agreement with the Company or Grantee’s employer; or

(iv) commission of embezzlement, misappropriation of trade secrets, or any felony involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 14 calendar days before the termination of the Grantee’s Continuous Service under (i) above, the Company shall provide the Grantee with notice of the Company’s or such Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company’s or such Related Entity’s satisfaction. During this 14-day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

2.7 “Code” means the Internal Revenue Code of 1986, as amended, including the applicable regulations.

2.8 “Common Stock” means the Company’s Class B Common Stock and no other class or series of stock.

2.9 “Company” means Beta Bionics, Inc., a Delaware corporation.

2.10 “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render services to the Company or such Related Entity as an independent contractor.

2.11 “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director, or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence; (ii) transfers among the Company and any Related Entity, in any capacity of Employee, Director, or Consultant; (iii) transfers to any successor to the Company’s business or assets in any Corporate Transaction or to any Parent, Subsidiary, or similar related entity of such successor, in any capacity of Employee, Director, or Consultant, to the extent determined by the Administrator; or (iv) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment on expiration of such leave is guaranteed by statute or contract. The Administrator may, in its discretion, determine that the transfer of a Grantee to an entity that does not qualify as a Related Entity shall not terminate the Grantee’s Continuous Service.

2.12 “Corporate Transaction” means any of the following transactions to which the Company is a party:

(a) A merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated or to create a holding company that will be owned, directly or indirectly, by the persons who held the securities immediately before such transaction;

(b) The sale, transfer, or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

(c) Any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50 percent of the total combined voting power of the Company’s outstanding securities are transferred to persons different from those who held such securities immediately before such merger, but excluding any such transition if the Administrator determines that such transaction shall not be a Corporate Transaction; or

(d) Acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of SEC Rule 13d–3 under the Exchange Act, as defined below) of securities possessing more than 50 percent of the total combined voting power of the Company’s outstanding securities, but excluding any such transaction if (A) such transaction is a debt or equity financing transaction that is approved by the Board, (B) such transaction is a public offering, or (C) the Administrator determines that such transaction shall not be a Corporate Transaction.

2.13 “Director” means a member of the Board or the board of directors of any Related Entity.

2.14 “Disability” means that a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy, provided, however, that if no such policy is in effect, Disability shall mean that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

2.15 “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(a) If there exists a public market for the Common Stock, the Fair Market Value shall be determined by the Administrator in accordance with applicable law and in a manner consistent with the requirements of §409A of the Code; or

(b) In the absence of an established market for the Common Stock of the type described in (i) above, the Fair Market Value shall be determined by the Administrator in good faith and in a manner consistent with h the requirements of §409A of the Code.

2.18 “Grantee” means an Employee, Director, or Consultant who receives an Award under the Plan.

2.19 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of §422 of the Code.

2.20 “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.21 “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of §16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.22 “Option” means an option to purchase Shares in accordance with an Award Agreement granted under the Plan.

2.23 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in §424(e) of the Code.

2.24 “Plan” means this Stock Incentive Plan.

2.25 “Post-Termination Exercise Period” means the applicable period specified in the Award Agreement commencing on the date of termination of the Grantee’s Continuous Service. The applicable Post-Termination Exercise Period will depend on the reason for the termination of Continuous Service.

2.26 “Registration Date” means the first to occur of (i) the closing of the first sale to the general public of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued in a Corporate Transaction in exchange for or in substitution of the Common Stock, in accordance with a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; or (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public in accordance with a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, on or before the date of consummation of such Corporate Transaction.

2.27 “Related Entity” means any Parent, any Subsidiary, or any business, corporation, partnership, limited liability company, or other entity in which the Company, a Parent, or a Subsidiary holds a substantial ownership interest, directly or indirectly.

2.28 “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

2.29 “Share” means a share of the Common Stock.

2.30 “Subsidiary” means a subsidiary corporation, whether now or hereafter existing, as defined in §424(f) of the Code.

3. Stock Subject to the Plan.

3.1 Maximum Number of Shares. Subject to the provisions of Section 11.1 below, the maximum aggregate number of Shares that may be issued in connection with all Awards (including Incentive Stock Options) is 12,145,954 Shares (which includes Shares issued under the Plan prior to the most recent date of amendment hereof in connection with Awards granted prior to the most recent date of amendment hereof). The Shares may be authorized but unissued, or reacquired Common Stock.

3.2 Issued Shares Only. Only Shares that actually have been issued under the Plan (after the most recent date of amendment hereof) in connection with an Award shall be counted against the maximum aggregate numbers above. Any Shares (covered by an Option or other Award under the Plan) that are forfeited or canceled, expire, are surrendered, or otherwise become unexercisable before the Shares have been issued under the Plan shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares that may be issued under the Plan, and such unissued Shares shall become available for future grant under the Plan. Shares that have been issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan.

4. Administration of the Plan.

4.1 Plan Administrator. With respect to grants of Awards to Employees, Directors, or Consultants, the Plan shall be administered by (i) the Board or (ii) a committee or subcommittee designated by the Board, which committee shall be constituted in such a manner as to satisfy Applicable Laws and shall consist of at least two individuals. Once appointed, the Administrator shall continue to serve in its designated capacity until otherwise directed by the Board. Any action of the Administrator with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, any Related Entity, any Grantee, and any other person claiming any rights under the Plan. The express grant of any specific power to the Administrator, a committee, or an Officer and the taking of any action by such Administrator, a committee, or an Officer shall not be construed as limiting any power or authority of the Administrator or the Board.

4.2 Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its sole discretion.

(a) To select the Employees, Directors, and Consultants to whom Awards may be granted from time to time hereunder;

(b) To determine whether and to what extent Awards are granted hereunder;

(c) To determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(d) To approve forms of Award Agreements for use under the Plan;

(e) To determine the terms and conditions of any Award granted hereunder;

(f) For Grantees in foreign jurisdictions only, to establish different or additional terms, conditions, rules, or procedures to accommodate the applicable rules or laws of such jurisdictions and to afford Grantees favorable treatment under such rules or laws, provided, however, that any such term, condition, rule, or procedure that is inconsistent with the provisions of the Plan must be approved by the Board;

(g) To establish additional terms, conditions, rules, or procedures to accommodate the terms of any Corporate Transaction, Award exchange program, Award deferral program, or other such program, provided, however, that no Award shall be subject to any such additional terms, conditions, rules, or procedures that are inconsistent with the provisions of the Plan;

(h) To amend the terms of any outstanding Award granted under the Plan, provided, however, that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, unless the Administrator determines that the amendment is necessary to comply with any Applicable Law or accounting standard or to avoid adverse accounting treatment;

(i) To define terms not otherwise defined in the Plan and to construe and interpret the terms of the Plan and Awards, including, without limitation, any notice of award or Award Agreement granted under the Plan;

(j) To prescribe, amend, and rescind rules and regulations relating to the Plan and Awards that are not inconsistent with the terms of the Plan; and

(k) To take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

4.3 Limitation of Liability. Each member of the Administrator, each member of the Board, and any Officer with authority to grant Awards or administer the Plan in any way shall be entitled to, in good faith, rely or act on any report or other information furnished to him or her by any Officer, Employee, Director, or Consultant of the Company or any Related Entity, the Company’s accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Administrator or the Board, nor any Officer or Employee of the Company acting on behalf of the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Administrator and the Board, and any Officer or Employee of the Company acting on their behalf, shall, to the extent permitted by Applicable Law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent, or a Subsidiary. Any Awards issued to an Employee, Director, or Consultant of a Related Entity must comply with the requirements of §409A of the Code. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in foreign jurisdictions, as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

6.1 Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director, or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Restricted Stock, (ii) an Option, or (iii) any other security with the value derived from the value of the Shares.

6.2 Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) on settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The Administrator may impose such restrictions, conditions, and limitations that it determines are appropriate as to the timing and manner of exercise, sale, or transfer of any Awards or Shares issued under an Award, including, without limitation, restrictions under an insider trading policy, restrictions with respect to the use of a specific brokerage firm, restrictions during any period that the Administrator determines that the prospectus for such Award may not contain all required information, restrictions requested by the underwriter engaged in a public offering of the Company’s securities, and clawback provisions. To the extent any terms in an Award Agreement (or any other agreement relating to the Award) conflict with the terms of this Plan, the terms of this Plan shall control.

6.3 Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption, or substitution for outstanding obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity, or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase, or other form of transaction.

6.4 Award Exchange Programs. The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

6.5 Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

6.6 Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award. Notice of the grant determination shall be given to each Employee, Director, or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

7. Consideration and Taxes.

7.1 Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued on exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration that the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(a) Cash or its equivalent;

(b) Delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

(c) With respect to Surrender of Shares, delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (or directing the Company to withhold Shares otherwise deliverable on exercise of the Award), which have a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which the Award shall be exercised, provided, however, that no such exercise of the Award shall be allowed if the exercise would result in an accounting compensation charge with respect to the Shares used to pay the exercise price, unless otherwise specifically approved by the Administrator;

(d) With respect to Options, if the exercise occurs on or after the Registration Date, payment through a broker-dealer sale and remittance procedure in accordance with which the Grantee (A) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(e) Any combination of the foregoing methods of payment.

7.2 Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. On exercise of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations. If the Administrator allows the surrender or withholding of Shares to satisfy any tax withholding obligations, any such surrender or withholding shall be limited to the extent necessary to avoid a minimum statutory withholding (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes) that could be imposed on the transaction, and in any case in which it would not result in an additional accounting compensation charge to the Company, tax obligations in excess of the minimum statutory withholding amounts as determined by the Company.

8. Terms and Conditions of Stock Option Awards.

8.1 Designation of Option. An Option shall be designated as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options that become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Nonqualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

8.2 Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director, or Consultant to exercise any part or all of the Option before full vesting of the Option. Any unvested Shares received in accordance with such exercise shall be subject to a repurchase right in favor of the Company or a Related Entity and to any other restriction that the Administrator determines to be appropriate.

8.3 Term of Option. The term of each Option shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than 10 years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be 5 years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

8.4 Transferability of Awards. Nonqualified Stock Options shall be transferable by will, by the laws of descent and distribution, to a revocable trust, or (to the extent provided in the Award Agreement) in a manner consistent with Rule 701(b) under the Securities Act or any successor rule. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee.

8.5 Exercise Price. The exercise price for an Option shall be as follows:

(a) In the case of an Incentive Stock Option:

(i) If granted to an Employee who at the time of the grant of such Incentive Stock Option owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per-Share exercise price shall be not less than 110 percent of the Fair Market Value per Share on the date of grant; or

(ii) If granted to any Employee other than an Employee described in the preceding paragraph, the per-Share exercise price shall be not less than 100 percent of the Fair Market Value per Share on the date of grant.

(b) In the case of a Nonqualified Stock Option granted to any person, the per- Share exercise price shall be not less than 100 percent of the Fair Market Value per Share on the date of grant.

(c) Notwithstanding the foregoing provisions of this Section 8, in the case of an Option issued in accordance with Section 6.3 above, the exercise price for the Option shall be determined in accordance with the principles of §§424(a) and 409A of the Code.

8.6 Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder.

(i) Any Option granted hereunder shall be exercisable at such times and under such conditions as specified in the Award Agreement or later authorized by the Administrator under the terms of the Plan.

(ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised, subject to the Grantee satisfying all other terms and conditions in the Plan or the Award Agreement. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Shares subject to an Option, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date falls before the date the stock certificate is issued, except as provided in the Award Agreement or in Section 11.1 below.

(b) Exercise of Option Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service (but not in the event of a Grantee’s change of status from Employee, Director, or Consultant to any other status of Employee, Director, or Consultant), such Grantee may exercise the Option to the extent that the Grantee was entitled to exercise it at the date of such termination, or to such other extent as may be determined by the Administrator, during the periods set forth below. To the extent that the Grantee is not entitled to exercise the Option at the date of termination, or if the Grantee does not exercise the Option to the extent so entitled within the applicable period, the Option shall terminate.

(i) The Grantee’s Award Agreement may provide that in the event of termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Option will terminate concurrently with the termination of Grantee’s Continuous Service. The Grantee’s Award Agreement may specify a definition of Cause applicable to such Option (which may or may not be the same as the definition of Cause in Section 2 above).

(ii) In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, the Grantee may exercise the Option within six months from the date of such termination or such longer Post-Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan, provided, however, that if such Disability is not a “disability” as such term is defined in §422(e)(3) of the Code, in the case of an Incentive Stock Option, such Incentive Stock Option shall automatically convert to a Nonqualified Stock Option after three months following such termination.

(iii) In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the applicable Post- Termination Exercise Period, the Grantee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option within six months from the date of the Grantee’s death or such longer Post-Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan.

(iv) In the event of termination of a Grantee’s Continuous Service as a result of his or her transfer by the Company to an entity that is not a Related Entity or as a result of Grantee’s employer ceasing to be a Related Entity, the Grantee may exercise the Option within 30 days from the date of such termination or such longer Post- Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan.

(v) In the event of termination of a Grantee’s Continuous Service for any other reason, the Grantee may exercise the Option within 30 days from the date of such termination or such longer Post- Termination Exercise Period as may be set forth in the Award Agreement or subsequently approved by the Administrator in accordance with this Plan.

(c) Change of Status. In the event of a Grantee’s change of status from Employee, Director, or Consultant to any other status of Employee, Director, or Consultant, the Administrator shall determine the extent to which the Award Agreement will continue to be exercisable and the extent to which the Option will continue to vest. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Nonqualified Stock Option after 3 months following such change of status.

9. Terms and Conditions of Restricted Stock Awards.

9.1 Repurchase Rights. The Award Agreement may grant to the Company the right to repurchase Shares on termination of the Grantee’s Continuous Service, in which case the Award Agreement shall provide that:

(a) The consideration payable for the Shares on exercise of such repurchase right shall be made by check or by cancellation of indebtedness;

(b) The amount of such consideration shall be equal to the lesser of (A) the Fair Market Value of each Share on the date of repurchase and (B) the original purchase price paid by Grantee for each such Share; and

(c) The right to repurchase Shares at the original purchase price in accordance with Section 9.1(b)(B) shall lapse at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

9.2 Purchase Price. In the case of the sale of Shares granted to any person, the per- Share purchase price shall be not less than 100 percent of the Fair Market Value per Share on the date of grant.

10. Conditions on Issuance of Awards or Shares.

10.1 Notwithstanding any other provision in the Plan or any Award Agreement, Awards shall not be granted and Shares shall not be issued in accordance with any Award unless the issuance and delivery of such Award or Shares comply with all Applicable Laws and are approved by any regulatory body as may be required, and such issuance and delivery shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company reserves the right to restrict the delivery of Shares pursuant to any Award until all requirements of this section are satisfied as determined by the Company, in its sole discretion.

10.2 As a condition to the issuance of Shares in accordance with any Award, the Company may require the person receiving such Shares to represent and warrant at the time of such issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Law.

10.3 As a condition to the issuance of Shares in connection with any Award, the Grantee agrees to comply with any applicable policies or procedures adopted by the Company regarding its stock (including, but not limited to, insider trader restrictions and pre-clearance procedures) that, in the opinion of counsel for the Company, are necessary or desirable for compliance with any Applicable Law.

10.4 As a condition to the grant of any Award, the Grantee agrees to forfeit all Awards granted to the Grantee and to repay any gain realized and any benefit obtained from all such Awards under the following circumstances: (i) any circumstances requiring a clawback (or required to be covered in a clawback policy) under any Applicable Law, or (ii) any circumstances set forth in a clawback or similar policy that is approved by the Administrator and applies generally to a class of Employees, Consultants, and/or Directors that includes the Grantee, including any such policy that may be approved after the date the Award was granted or exercised. The manner of repaying an amount subject to this clawback provision shall be set forth in the applicable policy or determined by the Administrator in its sole discretion.

11. Adjustments on Changes in Capitalization or Corporate Transaction.

11.1 Adjustments on Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan, any limits on the maximum number of Shares that may be issued to any Grantee or as a specific type of Award, the number of Shares covered by each outstanding Award, the exercise or purchase price of each such outstanding Award, and any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares; (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; or, (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which §424(a) of the Code applies or a similar transaction, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, and its determination shall be final, binding, and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.2 Termination of Award in Event of Corporate Transaction. In the event of a Corporate Transaction, all Awards shall be subject to the agreement governing the Corporate Transaction, which need not treat Awards identically and which shall treat all Awards as follows:

(a) For Options, all Options shall be treated in accordance with one or more of the following approaches:

(i) The assumption of the Option (or portion) by the successor corporation or Parent thereof in connection with the Corporate Transaction.

(ii) The substitution of the Option (or portion) by the successor corporation or Parent thereof in connection with the Corporate Transaction, in which case the Option (or portion that has been substituted) will terminate on the consummation of the Corporate Transaction.

(iii) The Company shall provide the Grantee with written notice of the Corporate Transaction and an exercise period for the Option of not less than five full business days preceding the closing date of the Corporate Transaction, unless (1) a shorter period is required to permit a timely closing of the Corporate Transaction and (2) such shorter period still offers the Grantee a reasonable opportunity to exercise the Option. Any exercise of the Option during such period shall be contingent on the closing of the Corporate Transaction. Any portion of the Option that is unexercised as of the closing of the Corporate Transaction shall be terminated and shall cease to be exercisable, subject to the consummation of the Corporate Transaction.

(iv) The Company or successor, or its Affiliate, shall terminate the Option (or portion) and pay the Grantee an amount equal to the excess of (1) the Fair Market Value of the vested Shares subject to the Option (as of the effective date of the Corporate Transaction) over (2) the aggregate exercise price for such Shares, provided, however, that if the exercise price exceeds the Fair Market Value, the Option may be terminated without any payment. The payment shall be made in the same form—that is, cash, securities of the surviving corporation or its Affiliate, or other property with a Fair Market Value equal to the required amount—that is being paid to the Company’s shareholders in the Corporate Transaction, except as otherwise approved by the Administrator. If any portion of the consideration received by the Company’s shareholders in accordance with the Corporate Transaction will be paid on a contingent or delayed basis, the Administrator may, subject to §409A of the Code, either subject the payment to the same timing and conditions that apply to the shareholders’ consideration or determine the Fair Market Value of the Shares as of the time of the Corporate Transaction on the basis of the Administrator’s good faith estimate of the present value of the probable future payment of such consideration. Any termination of the Option and any payment for such Option shall be contingent on the consummation of the Corporate Transaction.

(b) For Awards subject to a repurchase right (including Restricted Stock Awards and Options with early exercise), the Award shall be (A) assumed by the successor corporation or Parent thereof in connection with the Corporate Transaction, (B) substituted by the successor corporation or Parent thereof in connection with the Corporate Transaction, or (C) repurchased, in which case the vesting of the Award (or portion that has been substituted) shall terminate as of the consummation of the Corporate Transaction (or such other date selected by the Administrator), and the repurchase right may be exercised before the Corporate Transaction, subject to the consummation of the Corporate Transaction.

(c) For all other types of Awards, the Award shall terminate as of the consummation of the Corporate Transaction in the manner set forth in the agreement governing the Corporate Transaction or as determined by the Administrator in its sole discretion.

11.3 Acceleration of Award in Event of Corporate Transaction. Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, each Award that is at the time outstanding under the Plan shall automatically become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately before the specified effective date of the Corporate Transaction, for all of the Shares at the time represented by such Award if the Award is not assumed or substituted by the successor corporation or the Parent thereof in connection with the Corporate Transaction. For the purposes of accelerating the vesting and the release of restrictions applicable to Awards under this subsection (but not for purposes of termination of such Awards), the Award shall be considered substituted if, in connection with the Corporate Transaction, the Award is replaced with a comparable Award with respect to shares of capital stock of the successor corporation or Parent thereof or is replaced with a cash incentive program of the successor corporation or Parent thereof that preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The Administrator shall make the determination of Award comparability above, and its determination shall be final, binding, and conclusive. An individual Award Agreement may provide acceleration of vesting or exercisability of an Award in the event of any Corporate Transaction, provided, however, that (i) such acceleration shall be conditioned on the definition of a Corporate Transaction in this Plan, which shall control over any different definition in an Award Agreement or employment agreement; (ii) such acceleration shall not occur if the Award is either assumed by the successor corporation or Parent thereof or replaced with a comparable Award with respect to shares of the capital stock of the successor corporation or Parent thereof; and (iii) unless the shareholder approval requirements of §280G of the Code and the regulations thereunder are satisfied, such acceleration shall be limited so that no Grantee receives any benefit hereunder that constitutes an “excess parachute payment” under §280G, as determined by the Company’s accountants in their sole discretion, taking into account the aggregate value of all compensation payments or benefits to be paid or provided to the Grantee in connection with such Corporate Transaction under any other plan, agreement, or arrangement with the Company. Only the Administrator may waive the requirements of this Section.

12. Effective Date and Term of Plan. The Plan shall become effective on the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company, which dates are listed on Exhibit A. It shall continue in effect for a term of 10 years unless sooner terminated by the Board. Subject to Section 18 below and Applicable Laws, Awards may be granted under the Plan at and after the time it becomes effective.

13. Amendment, Suspension, or Termination of the Plan.

13.1 The Board may at any time amend, suspend, or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

13.2 No Award may be granted during any suspension of the Plan or after termination of the Plan.

13.3 Any amendment, suspension, or termination of the Plan (including termination of the Plan under Section 12 above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended, or terminated, unless (i) mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company; (ii) the Administrator determines that the amendment, suspension, or termination is necessary to comply with any Applicable Law or to avoid adverse accounting treatment; or (iii) the Administrator determines that the amendment, suspension, or termination is not reasonably likely to diminish the benefits provided under such Awards or any such diminishment has been or will be reasonably compensated.

14. Reservation of Shares.

14.1 The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

14.2 The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment or Consulting Relationship. The Plan shall not confer on any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. Not an ERISA Plan or Deferred Compensation Plan. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended. The Plan is not a deferred compensation plan and is not intended to provide for the deferral of compensation under §409A of the Code. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan or deferred compensation plan of the Company or a Related Entity and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.

17. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Award that is granted or exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Award shall not be counted in determining whether shareholder approval is obtained.

18. Tax Treatment. Notwithstanding any other provision of the Plan, although the Administrator shall use its best efforts to avoid the imposition of taxation, penalties, and interest under §409A of the Code and other provisions of the Code, the tax treatment of Awards under the Plan shall not be, and is not, warranted or guaranteed. Although the Company or its agents may provide information regarding tax consequence to Grantees for the convenience of Grantees and their tax advisors, the Company and its advisors cannot give Grantees tax advice, and no Grantee may rely on such information or any other information from the Company or its advisors regarding the tax consequences of Awards. All Grantees are advised to consult with their own tax consultants in connection with the purchase or disposition of Shares in accordance with an Award. Neither the Company, the Administrator, the Board, nor any of their agents or designees shall be held liable for any taxes, penalties, or other monetary amounts owed by a Grantee, beneficiary, or other person as a result of any exercise, purchase, or payment under the Plan or the administration of the Plan. For example, the Administrator will in good faith determine the Fair Market Value of its Common Stock in accordance with the requirements of §409A and grant Options at or above such Fair Market Value on the date of grant so that the Options are exempt from §409A, but there is no guarantee that the Internal Revenue Service will agree with the Administrator’s determination, and if any taxing authority challenges the Fair Market Value determination and finds that an Option is subject to §409A, the Grantee shall not make any claim against the Administrator, the Board, the Company, or any valuation firm engaged by the Company.

19. Information to Grantee. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Grantee a copy of such financial statements as it generally provides to its shareholders, at least annually, provided, however, that the foregoing shall not apply to the extent that the Company complies with Rule 701 of the Securities Act with respect to the Plan; and provided further that for purposes of determining compliance, any registered domestic partner shall be considered a “family member,” as that term is defined in Rule 701.

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